FundX ETF - XCOR
FundX Aggressive ETF - XNAV
FundX Flexible ETF - XFLX
FundX Conservative ETF - XRLX
(together, the "Funds")

Supplement dated July 22, 2025 to the
Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2025

This supplement is being filed to inform shareholders that, effective immediately, Mr. Mark Dea no longer serves as a Portfolio Manager to the Funds. Accordingly, all references to Mr. Dea are hereby removed in their entirety in the Funds' Prospectus and Statement of Additional Information.
In addition, effective immediately, Messrs. Steven Cowley, Lance Messervy, and Jeffrey Smith were added as Portfolio Managers to the Funds.
The following disclosure regarding portfolio managers is added for each of the Funds:
Portfolio Managers
Steven Cowley, Lance Messervy, and Jeffrey Smith have served as portfolio manager of the Fund effective as of the date of this supplement.
The following disclosure related to the investment committee for the Funds under the heading "Portfolio Managers" is added:
Effective as of the date of this supplement the following members, in addition to Sean McKeon, are now included as members of the investment committee.

Name	Title	Tenure with the Advisor
Steven Cowley	Portfolio Manager	2004
Lance Messervy	Portfolio Manager	2013
Jeffrey Smith	Portfolio Manager	2001
The following biographies have been added under the heading "Portfolio Managers."
Mr. Steven Cowley holds a Bachelor of Arts degree in Finance from The University of Utah and is a Chartered Financial Analyst. Steven began his career with One Capital Management in 2004 and serves as Chief Investment Officer. Steven is a member of the Los Angeles Society of Financial Analysts. He also serves on the Board of Directors for the Boy Scouts of America, Western Los Angeles County Council. Steven serves on the investment committee for the FundX ETFs.
Mr. Lance Messervy earned both a Master of Science in Finance and a Bachelor of Science in Finance from the University of Utah. He is a CFA Level 2 candidate. Lance began his career with

One Capital Management in 2013 and leads the Private Client Portfolio Management Team. He is responsible for the investment decisions and active daily management of OCM’s globally diversified portfolios. In addition, Lance directs the firm’s ETF research efforts. Lance serves on the investment committee for the FundX ETFs.
Mr. Jeffrey Smith holds a Bachelor of Arts in Politics from Willamette University. Jeffrey began his career with FundX Investment Group in 2001 and served as an investment committee member and managed Operation and Marketing. He moved on to serve as Managing Partner and facilitated the acquisitions of FundX Investment Group by One Capital Management in 2022. He continues to serve as Investment Committee member and Managing Director. He serves as President and Secretary of FundX Investment Trust and is an Interested Trustee member of the board.
The disclosure regarding other accounts managed by the investment committee under the heading "Portfolio Managers" in the SAI is hereby revised as follows:
Portfolio Managers
The Funds are managed by an investment committee consisting of Messrs. Steven Cowley, Lance Messervy, Jeffrey Smith, and Sean McKeon, whom are all considered “Portfolio Managers”.
The information below represents all of the other accounts managed by the investment committee as of June 30, 2025:

Steven Cowley, Sean McKeon, and Lance Messervy
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	2,979	$5,826,790,561	0	0

Jeffrey Smith
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	0	$0	0	0

The disclosure regarding ownership of the Funds by the portfolio managers under the heading "Portfolio Managers" in the SAI is hereby revised as follows:
The following indicates the beneficial ownership of each Portfolio Manager of each Fund as of June 30, 2025:

Amount Invested Key A.None B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.$100,001-$500,000 F.$500,001-$1,000,000 G.Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	FundX ETF	FundX Aggressive ETF	FundX Flexible ETF	FundX Conservative ETF
Steven Cowley	A	A	A	A
Lance Messervy	A	A	A	A
Jeffrey Smith	G	E	A	A
Sean McKeon	F	C	D	E

Please contact the Fund at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with your Prospectus and SAI for future reference.